UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2012

Options Media Group Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-147245	26-0444290
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 NW 13th Street, Suite 300 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 314-3479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02  Departure of Director; Appointment of Officers.

On April 27, 2012 Dr. Ervin Braun resigned from the Board of Directors of Options Media Group Holdings, Inc. (the “Company”).  Dr. Braun advised the Company that his resignation was not due to any disagreement with the Company relating to its operations, policies or practices.

On April 27, 2012, the Company’s Board of Directors appointed Scott Frohman and Keith St. Clair, each currently a Director, as the Company’s Secretary and President, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPTIONS MEDIA GROUP HOLDINGS, INC.

Date: May 2, 2012	By:	/s/ Scott Frohman
	Name:	Scott Frohman
	Title:	Chief Executive Officer